Exhibit 99.1

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2011

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	Disposition Group		Pro Forma
Assets
Land	$475,458	$(50,811	) (a)	$424,647
Income producing property	2,022,986	(268,493	) (a)	1,754,493

	2,498,444	(319,304)		2,179,140
Accumulated depreciation and amortization	(576,605)	78,867	(a)	(497,738)

Net income producing property	1,921,839	(240,437)		1,681,402
Development in progress, including land held for development	39,413	—		39,413

Total real estate held for investment, net	1,961,252	(240,437)		1,720,815

Cash and cash equivalents	42,886	327,242	(b)	370,128
Restricted cash	23,550	(1,237	) (a)	22,313
Rents and other receivables, net of allowance for doubtful accounts	56,461	(3,961	) (a)	52,500
Prepaid expenses and other assets	103,027	(3,637	) (a)	99,390

Total assets	$2,187,176	77,970		$2,265,146

Liabilities
Notes payable	$659,934	$—		$659,934
Mortgage notes payable	378,469	(17,976	) (a), (c)	360,493
Lines of credit	245,000	—		245,000
Accounts payable and other liabilities	57,445	(763	) (a)	56,682
Advance rents	13,619	—		13,619
Tenant security deposits	9,988	—		9,988

Total liabilities	1,364,455	(18,739)		1,345,716

Equity
Shareholders’ equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	661	—		661
Additional paid-in capital	1,133,823	—		1,133,823
Distributions in excess of net income	(316,134)	98,636	(d)	(217,498)
Accumulated other comprehensive income (loss)	(636)	—		(636)

Total shareholders’ equity	817,714	98,636		916,350

Noncontrolling interests in subsidiaries	5,007	(1,927	) (e)	3,080

Total equity	822,721	96,709		919,430

Total liabilities and shareholders’ equity	$2,187,176	$77,970		$2,265,146

See note 3 to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2011

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	Disposition Group		Pro Forma
Revenue
Real estate rental revenue	$158,725	$(17,837	)(f)	$140,888
Expenses
Real estate expenses	52,302	(5,249	) (f)	47,053
Real estate depreciation and amortization	50,209	(5,788	) (f)	44,421
General and administrative	7,751			7,751

	110,262	(11,037)		99,225

Real estate operating income	48,463	(6,800)		41,663

Other income (expense)
Other income	616			616
Acquisition costs	(1,971)			(1,971)
Interest expense	(34,223)	465	(c),(f)	(33,758)

	(35,578)	465		(35,113)

Income from continuing operations	12,885	(6,335)		6,550
Less: Income from continuing operations attributable to noncontrolling interests	(57)	57	(f)	—

Income from continuing operations attributable to the controlling interests	12,828			6,550

Income from continuing operations attributable to the controlling interests per share:
Basic	$0.19			$0.10

Diluted	$0.19			$0.10

Weighted average shares outstanding - basic	65,920			65,920
Weighted average shares outstanding - diluted	65,948			65,948

See note 3 to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2010

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	Dulles Station, Phase I		Disposition Group		Pro Forma
Revenue
Real estate rental revenue	$297,977	$(4,427	)(g)	$(35,060	)(f)	$258,490
Expenses
Real estate expenses	98,922	(1,961	)(g)	(10,301	)(f)	86,660
Real estate depreciation and amortization	93,992	(1,974	)(g)	(11,952	)(f)	80,066
General and administrative	14,406					14,406

	207,320	(3,935)		(22,253)		181,132

Real estate operating income	90,657	(492)		(12,807)		77,358

Other income (expense)
Interest expense	(68,389)			1,160	(c), (f)	(67,229)
Other income	1,193					1,193
Acquisition costs	(1,161)					(1,161)
Loss on extinguishment of debt, net	(9,176)					(9,176)
Gain from non-disposal activities	7					7

	(77,526)			1,160		(76,366)

Income from continuing operations	13,131	(492)		(11,647)		992
Less: Income from continuing operations attributable to noncontrolling interests	(133)			133	(f)	—

Income from continuing operations attributable to the controlling interests	12,998					992

Income from continuing operations attributable to the controlling interests per share:
Basic	$0.21					$0.01

Diluted	$0.21					$0.01

Weighted average shares outstanding - basic	62,140					62,140
Weighted average shares outstanding - diluted	62,264					62,264

See note 3 to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2009

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	Dulles Station, Phase I		Disposition Group		Pro Forma

Revenue
Real estate rental revenue	$298,161	$(3,945	) (g)	$(37,667	) (f)	$256,549

Expenses
Real estate expenses	101,304	(1,515	) (g)	(10,500	) (f)	89,289
Real estate depreciation and amortization	91,668	(1,981	) (g)	(12,138	) (f)	77,549
General and administrative	13,118					13,118

	206,090	(3,496)		(22,638)		179,956

Real estate operating income	92,071	(449)		(15,029)		76,593

Other income (expense)
Interest expense	(74,074)			1,380	(c), (f)	(72,694)
Other income	1,205					1,205
Acquisition costs	(788)					(788)
Gain on extinguishment of debt, net	5,336					5,336
Gain from non-disposal activities	73			(2	) (f)	71

	(68,248)			1,378		(66,870)

Income from continuing operations	23,823	(449)		(13,651)		9,723
Less: Income from continuing operations attributable to noncontrolling interests	(203)			203	(f)	—

Income from continuing operations attributable to the controlling interests	23,620					9,723

Income from continuing operations attributable to the controlling interests per share:
Basic	$0.41					$0.17

Diluted	$0.41					$0.17

Weighted average shares outstanding - basic	56,894					56,894
Weighted average shares outstanding - diluted	56,968					56,968

See note 3 to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2008

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	WRIT	Dulles Station, Phase I		Disposition Group		Pro Forma
Revenue
Real estate rental revenue	$268,709	$(1,122	)(g)	$(38,091	)(f)	$229,496
Expenses
Real estate expenses	90,222	(924	)(g)	(9,987	)(f)	79,311

Real estate depreciation and amortization	82,982	(1,089	)(g)	(12,156	)(f)	69,737
General and administrative	12,110					12,110

	185,314	(2,013)		(22,143)		161,158

Real estate operating income	83,395	891		(15,948)		68,338

Other income (expense)
Interest expense	(74,095)			1,408	(c), (f)	(72,687)
Other income	1,073					1,073
Loss on extinguishment of debt, net	(5,583)					(5,583)
Gain from non-disposal activities	17				(f)	17

	(78,588)			1,408		(77,180)

Income (loss) from continuing operations	4,807	891		(14,540)		(8,842)
Less: Income from continuing operations attributable to noncontrolling interests	(211)			211	(f)	-

Income from continuing operations attributable to the controlling interests	4,596					(8,842)

Income from continuing operations attributable to the controlling interests per share:
Basic	$0.09					$(0.18)

Diluted	$0.09					$(0.18)

Weighted average shares outstanding - basic	49,138					49,138
Weighted average shares outstanding - diluted	49,217					49,138

See note 3 to the pro forma condensed consolidated financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

Note 1: Basis of Presentation

The accompanying unaudited pro forma condensed consolidated statement of income for the six months ended June 30, 2011 of Washington Real Estate Investment Trust (“WRIT”) gives effect to the disposition of WRIT’s entire industrial segment and two office properties as if the dispositions had occurred on January 1, 2008. The accompanying unaudited pro forma consolidated balance sheet at June 30, 2011 gives effect to these dispositions as if they had occurred on June 30, 2011.

The accompanying unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2010, 2009 and 2008 give effect to the disposition of WRIT’s entire industrial segment and two office properties, as well as to the disposition of Dulles Station, Phase I, as if these dispositions had occurred on January 1, 2008.

This unaudited condensed consolidated pro forma financial information is not necessarily indicative of what WRIT’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent WRIT’s results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2010, 2009 and 2008 and June 30, 2011 are not necessarily indicative of the operating results for these periods.

The unaudited condensed consolidated pro forma financial information should be read in conjunction with the consolidated financial statements and notes thereto included in WRIT’s Annual Report on Form 10-K for the year ended December 31, 2010 and WRIT’s Quarterly Report on Form 10-Q for the period ended June 30, 2011. In management’s opinion, all adjustments necessary to reflect these dispositions and related transactions have been made.

Note 2: Description of Transactions

Industrial Segment

On August 9, 2011, WRIT entered into five separate purchase and sale agreements with AP AG Portfolio, LLC to effectuate the sale of WRIT’s entire industrial portfolio and two office assets (collectively, the “Disposition Group”) encompassing in total approximately 3.1 million square feet. The sales prices under the five agreements aggregate to $350,000,000.

On September 2, 2011, Washington Real Estate Investment Trust (“WRIT”) closed on the first three of the purchase and sale agreements. The sales prices under the three agreements aggregate to $235,760,443. Projected closing dates for the two remaining transactions are October 3, 2011 (one transaction totaling $44,554,233) and November 1, 2011 (one transaction totaling $69,685,324).

The properties, purchase prices and projected closing dates under each of the purchase and sale agreements are as follows:

Purchase and Sale Agreement #1 ($51,674,074; closed on September 2, 2011):

1. 8880 Gorman Road

2. Dulles South IV

3. Fullerton Business Center

4. Hampton Overlook

5. Alban Business Center

Purchase and Sale Agreement #2 ($51,667,308; closed on September 2, 2011):

1. Pickett Industrial Park

2. Northern Virginia Industrial Park I

Purchase and Sale Agreement #3 ($132,419,061; closed on September 2, 2011):

1. Albemarle Point

2. 270 Technology Park I

3. 270 Technology Park II

4. The Crescent

5. Fullerton Industrial Center

6. Sully Square

7. 9950 Business Parkway

8. Hampton South Phase I

9. Hampton South Phase II

10. 8900 Telegraph Road

Purchase and Sale Agreement #4 ($44,554,233; closing expected on or about October 3, 2011):

1. Northern Virginia Industrial Park II

Purchase and Sale Agreement #5 ($69,685,324; closing expected on or about November 1, 2011):

1. 6100 Columbia Park Road

2. Dulles Business Park I

3. Dulles Business Park II

Dulles Station, Phase I

On April 5, 2011, WRIT settled on the sale of Dulles Station, Phase I, for the contract purchase price of $58.8 million.

Note 3: Unaudited Pro Forma Adjustments to Condensed Consolidated Financial Statements

(a) Reflects the elimination of assets and liabilities associated with the Disposition Group, as defined in note 2 to these pro forma consolidated financial statements.

(b) Reflects the estimated net sales proceeds for the disposition group.

(c) Reflects the elimination of mortgage notes secured by Dulles Business Park, and interest expense associated with mortgage notes secured by Dulles Business Park and the Crescent. The mortgage notes secured by Dulles Business Park will be assumed by the buyer of the Disposition Group.

(d) Reflects the estimated gain on of real estate for the disposition group.

(e) Reflects the elimination of noncontrolling interests related to an operating partnership agreement with a member of the entity that previously owned Northern Virginia Industrial Park, and associated net income attributable to noncontrolling interests.

(f) Reflects the elimination of income and expenses associated with the disposition group.

(g) Reflects the elimination of income and expenses associated with Dulles Station, Phase I.